SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    Form 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                  June 2, 1999
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                Date of Report (Date of earliest event reported)

                              CHATWINS GROUP, INC.
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             (Exact name of Registrant as Specified in its Charter)

        Delaware                         33-63274                74-2156829
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(State or other jurisdiction       (Commission File No.)       (IRS Employer
    of incorporation)                                        Identification No.)

300 Weyman Plaza, Suite 340, Pittsburgh, Pennsylvania               15236
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      (Address of Principal Executive Offices)                    (Zip Code)

                                  412-885-5501
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              (Registrant's telephone number, including area code)

                          Not Applicable
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(Former Name or Former Address, if Changed Since Last Report)     (Zip Code)
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ITEM 5. Other Events.

            On June 2, 1999 Chatwins Group, Inc. (the "Company") sent a "Notice of Request to Withdraw Tendered Securities" (the "Notice") to the holders of the Company's 13% Senior Notes due 2003 (the "Securities") who tendered Securities pursuant to a Purchase Offer made by the Company on May 12, 1999 to purchase 50% of the originally issued principal amount of Securities. A copy of the Notice is attached hereto as Exhibit 20.1.

ITEM 7. Exhibits.

            (c)   Exhibits

                  20.1 Notice, dated June 2, 1999, of Request to Withdraw Tendered Securities to Holders of Senior Notes tendered to Chatwins Group, Inc.


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

                                   Signatures

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              CHATWINS GROUP, INC.


Dated: June 3, 1999                          By: /s/John M. Froehlich
                                                 -------------------------------
                                                 John M. Froehlich
                                                 Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit Number          Description of Exhibit

    20.1 Notice, dated June 2, 1999, of Request to Withdraw Tendered Securities of the Company to Holders of Senior Notes tendered to Chatwins Group, Inc.